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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934


              Date of Report (Date of earliest event reported):

                                 July 8, 1999



                        RIGGS NATIONAL CORPORATION
             --------------------------------------------
           (Exact name of Registrant as specified in Charter)



     Delaware                     0-9756                     52-1217953
     --------                     ------                     ----------
(State or Other Jurisdiction   (Commission                 (IRS Employer
     of Incorporation)         File Number)           Identification Number)



  1503 Pennsylvania Avenue, N.W., Washington, D.C.                 20005
  ------------------------------------------------                 -----
     (Address of Principal Executive Offices)                    (Zip Code)



    Registrant's telephone number, including area code: (301) 887-6000
                                                         -------------

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Item 5.     Other Events
------------------------

         On July 8, 1999, Riggs National Corporation announced earnings for the second quarter of 1999.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      The following exhibit is filed as part of this Form 8-K.

         Exhibit No.       Description
         -----------------------------

                  99       Press release, dated July 8, 1999.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:      July 14, 1999                            /s/ JOHN L. DAVIS
           -------------                  -------------------------------------
                                                      John L. Davis
                                                 Chief Financial Officer
                                              (Principal Financial Officer)


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Index To Exhibits
-----------------


Exhibit No.                            Description
-----------                            -----------

99 Press release issued July 8, 1999, announcing Riggs National Corporation's second quarter 1999 earnings.